EXHIBIT 99.0

                         CONSULTING AGREEMENT

This agreement is entered into on this 17th day of August, 2000 by and between FS Capital Markets Group Inc., a Delaware corporation (hereinafter referred to as "FSCMG"), and Conservation Anglers Manufacturing, Inc., a Florida corporation, their heirs, designees or assignees, (hereinafter referred to as "Client"), and is made with reference to the following recitations:

Whereas, FSCMG has skills and expertise in the fields of business consulting, due diligence, mergers and acquisitions, and public and private offering structuring and transactions, and,

Whereas, for the purpose of advancing the business plans of CLIENT, CLIENT wishes to contract for the control stock of a U.S. Securities and Exchange Commission (the "SEC") registered and fully reporting public shell company from FSCMG, and,

Whereas FSCMG owns or controls the control stock of a public shell corporation (hereinafter referred to as "Shell" company, a corporation organized under the laws of the State of Delaware, having those classes and numbers of shares as more fully set forth on the company information sheet attached hereto and made a part hereof by reference. FSCMG has control of Shell company and is prepared to transfer the control block. Now, therefore, the parties hereto hereby agree and covenant as follows:

(1) FSCMG agrees to take certain actions, and undertake certain obligations for the orderly transfer of the control block of stock of Shell company (94% of the shares issued and outstanding - See Exhibit A) to CLIENT. FSCMG agrees as well to do all of the following acts:

* Name Change and New Stock Certificates
* Unaudited financial statements brought forward to most recent period
* 15C211/Form 211 prepared and filed with NASD
* Deliver control block shares
* Obtain CUSIP number
* Obtain a stock symbol for trading on the OTC Bulletin Board
* Furnish Market Maker
* Any other document or act needed to make an orderly transfer of control
* Prepare and file 8-K report to SEC
* Preparation and thereafter filing on Form SB-2 for the registration of securities upon filing 8K report to SEC.

All expenses incurred by the Shell company, after the transfer of control by FSCMG to CLIENT, shall be the responsibility of the Shell company.

(2)  CLIENT agrees to pay FSCMG a consulting fee of $95,000 as follows:

a) $5,000 irrevocable good faith deposit is due and payable upon signing of this Agreement.

b) $40,000 is due and payable upon the execution of an Acquisition Agreement and the Plan of Merger.

c) $40,000 is due and payable upon SEC initial 8K filing is made.

d) $10,000 is due and payable upon a market maker sent out Form 211 application to NASD Regulations Inc.

(3) At closing, which shall take place at a time and place mutually agreeable to the parties hereto, FSCMG shall deliver CLIENT or its designee the following:

(a) Certificates representing the shares being sold hereunder;
containing the following legend:

"The securities represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act") and are "Restricted Securities"

as the term is defined in Rule 144 under the Act. The Common Shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or exemption, the availability of which is to be established to the satisfaction of the Corporation."

(b) Necessary consents, if any, from the state of domicile of the Shell company;

(c) All corporate books, records, and documents, stock books, ledgers, minute books, articles and by-laws of the Shell company;

(d) Shareholder list of the Shell company;

(e) Resignations of all present officers and directors, effective as of the closing date;

(f) Copy of latest audited financial statements;

(4) FSCMG represents and warrants the following:

(a) that the Shell company is a corporation duly organized and existing under the laws of the State of Delaware, unless otherwise noted;

(b) that the Shell company will use its best efforts to preserve its business organization intact.

(c) that the Shell company will not enter into any contract, commitment or transaction, or declare, set aside or pay any dividend, or make any distribution in respect of its capital stock, or waive any obligation or liability, or compromise any claim, or cancel any note, loan or other obligation owed to it, without the consent of CLIENT.

(5) FSCMG represents and warrants the following prior to closing:

(a) That FSCMG will not cause any amendment to be made in the Certificate of Incorporation or By-Laws of the Shell company, nor issue or cause to be issued any additional shares of capital stock; nor issue or cause to be issued any warrants, obligations, subscriptions, options, convertible securities, or other commitments under which any additional shares of its capital stock may be directly or indirectly authorized, issued or transferred nor will either agree to do any of the acts listed above.

(6) CLIENT represents and warrants the following prior to closing:

(a) That CLIENT is solely responsibly for the decision to be acquired by the Shell company,

(b) That CLIENT, the firm to be acquired by the Shell company which is the subject of this agreement shall be suitable in all respects for such merger,

(c) That CLIENT agrees not to effect any reverse split of the shares of common stock for a period of three (3) years after the date of the merger.

(7) The parties shall at all times keep each other's information, sources, trade secrets, processes, and confidential information strictly confidential.

(8) FSCMG has agreed not to sell for a period of 12-months (the "lock-up period") from the date of the merger closes of the shares held by FSCMG, 300,000 shares or 6% of the Shell's outstanding common shares as contemplated in this agreement, of the surviving company (the "post-merger company"). At the end of the lock-up period, FSCMG, at its option, may sell up to 2% or 100,000 shares, assuming there are 5,000,000 shares outstanding at that time, of the post-merger company at 6 months interval.

(9) FSCMG is not rendering legal advise to CLIENT. Each party is responsible for all of it's own professional, legal, accounting, Broker-Dealer, and consulting fees as they may apply to each party.

(10) Should CLIENT terminate this transaction for any reason other than the malfeasance or nonperformance of FSCMG prior to the acquisition of the Shell company, all monies paid to FSCMG up until that point shall be retained by FSCMG as liquidated damages. The parties agree to the reasonableness of these liquidated damages. All documents and work product prepared for or on behalf of CLIENT by FSCMG up until that point shall become the property of CLIENT.

(11) FSCMG warrants that the Shell company being transferred shall be transferred with no liabilities and little or no assets, and shall defend and hold CLIENT and the Shell company harmless against any action by any third party against either of them arising out of, or as a consequence of, any act or omission of FSCMG or the Shell company prior to, or during the closing contemplated by this contract of sale. FSCMG reserves the right, if necessary, to substitute another Shell company acceptable to CLIENT of like worth.

(12) All of the representations and warranties contained within this contract of sale, whether made by CLIENT or FSCMG on behalf of the Shell company, will be true and correct on the closing date as if made on that date.

(13) At any time prior to the closing, CLIENT and their counsel, accountants and other agents shall have full access during normal business hours to all properties, books, accounts, records, contracts and documents relating to the Shell company.

(14) This agreement shall be governed by the laws of the State of Pennsylvania. The parties agree to the jurisdiction of the Courts of the State of Pennsylvania as the forums for the resolution of any legal disputes between the parties. CLIENT agrees to pay court costs, attorney fees in a reasonable amount, and interest on any unpaid balances at the judgment rate then in effect in the State of Pennsylvania should it become necessary for FSCMG to engage in legal action to recover any portion of the purchase price or any other fees from CLIENT.

(15) If any bona fide action or proceeding shall be pending against any party on the closing date that could result in an unfavorable judgment, decree or order that would prevent or make unlawful the performance of this agreement, or if any agency of the federal or of any state government shall have objected to it on or before the closing date to this transaction, or if any prospectus contemplated with respect to the issuance and sale of shares by Buyers shall have been disapproved by any federal or state regulatory agency, either party may cancel and terminate this agreement without liability to the other. All representations and warranties of the parties shall expire and terminate and be extinguished by the closing, and consummation of the closing shall be conclusive proof that each party is fully satisfied with the facts constituting the basis of the representations and warranties of the other party and with the performance of their obligations hereunder. This paragraph shall not affect any obligation of any party under this contract that is permitted to be performed in whole or in part after the closing.

(16) All notices, requests, demands and other communications under this agreement shall be in writing and shall be deemed to have been duly given the date of service is served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed, and by fax, as follows:

           (a) If to the CLIENT:
           Conservation Anglers Manufacturing, Inc.
           11863 Wimbledon Circle, #418
           Wellington, FL 33414
           Telephone: (561) 389-6725
           Telecopier: (561) 333-9590

           (b) If to FSCMG:
           FS Capital Markets Group Inc.
           1422 Chestnut Street
           Suite 410, 4th Floor
           Philadelphia, PA 19102-2510
           Telephone: (215) 569-9175
           Telecopier: (215) 569-4710

(17) Neither party may assign this agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld. However, FSCMG may require up to 180 days to perform due diligence on any assignee of CLIENT, and may reject any assignee not qualified by FSCMG.

(18) This documents contains the entire agreement between the parties hereto. No oral or other representation or warranty has been given to CLIENT by FSCMG, and this agreement controls over any and all oral representations made by any party to this transaction. This agreement may only be modified by a writing, signed by the parties.

(19) Each party agrees to execute all of the documents and do all of the things necessary to effectuate the purpose of this agreement, without delay or limitations.


                           Accepted and Agreed:


                           /s/ Soloman Lam
                           ----------------------------
                           Conservation Anglers Manufacturing, Inc.
                           By: Soloman Lam
                           President


                           Accepted and Agreed:


                           /s/ Michael Tay
                           ----------------------------
                           FS Capital Markets Group Inc.
                           By: Michael C.W. Tay
                           President



Exhibit A
=========
                    FS CAPITAL MARKETS GROUP INC.

------------------------------------------------------------------------
     1422 Chestnut Street, Suite 410, Philadelphia, PA 19102-2510
              Tel: (215) 569-9175 *  Fax: (215) 569-4710

COMPANY INFORMATION:                                    COMPANY CODE:
                                                        FS-FPCC


GENERAL CORPORATE INFORMATION:                          Description
------------------------------                          -----------

LEGAL NAME OF COMPANY AND SUBSIDIARIES: ............... First
                                                        Philadelphia
                                                        Capital Corp.

FEDERAL I.D. AND STATE CHARTER NUMBER: ................ 23-3030650
                                                        991563318 -
                                                        3149318

STATE OF INCORPORATION, DATE OF FORMATION: ............ Delaware, USA
                                                        12/27/1999

NET EQUITY: ........................................... -0-

UNDERWRITER: .......................................... Self


STOCK INFORMATION:                                      Description
------------------                                      -----------

CLASSES OF STOCK

   A. COMMON ; Par value: ............................. $.0001
       1. Number of common shares authorized: ......... 20,000,000
       2. Number of shares issued and
        outstanding ..............................      5,000,000
          i.  Number of "control shares" available .... 4,700,000
          ii. Number of shares in treasury ............ none
          iii. Number of shareholders ................. 1
       3. Warrants and options outstanding ............ none

   B. PREFERRED ; Par value: .......................... $.0001
       1. Number of preferred shares authorized ....... 5,000,000
       2. Number of shares issued and outstanding ..... none
       3. Number of shares in treasury ................ none



MARKET INFORMATION:                 Description
-------------------                 -----------

       1. Trading Symbol: ............................. n/a
       2. Market Makers: .............................. n/a
       3. Transfer Agents: ............................ To be appointed